Exhibit 99.3 INVESTOR PRESENTATION May 5, 2021Exhibit 99.3 INVESTOR PRESENTATION May 5, 2021

Cautionary Statement Regarding Forward-looking Statements This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forwa he negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19) and its adverse impact on the real estate market, the econo use development loan, other hospitality loans, and Dublin development financings), financial condition and business operation; defaults by borro and stabilize properties; deterioration in the performance of the properties securing our investments (including depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; the Company's operating results may differ materially from the information presented in the C other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected cost savings through the internalization or expected returns on equity and/or yields on investments; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including margin calls on master repurchase facilities, debt service or lease payment defaults or deferrals, demands for protective advances and capital expenditures; the timing of and ability to deploy available capital; whether the Company will achieve its anticipated 2021 Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable E grow the dividend at all in the future; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; and the impact of legislative, regulatory and competitive changes, and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be ther filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. 2Cautionary Statement Regarding Forward-looking Statements This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forwa he negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19) and its adverse impact on the real estate market, the econo use development loan, other hospitality loans, and Dublin development financings), financial condition and business operation; defaults by borro and stabilize properties; deterioration in the performance of the properties securing our investments (including depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; the Company's operating results may differ materially from the information presented in the C other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected cost savings through the internalization or expected returns on equity and/or yields on investments; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including margin calls on master repurchase facilities, debt service or lease payment defaults or deferrals, demands for protective advances and capital expenditures; the timing of and ability to deploy available capital; whether the Company will achieve its anticipated 2021 Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable E grow the dividend at all in the future; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; and the impact of legislative, regulatory and competitive changes, and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be ther filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. 2

2021 Accomplishments & Priorities YTD 2021 Accomplishments 2021 Priorities Closed Internalization Transaction on April 30, 2021 Achieve Internalization Cost Savings Reinstated Quarterly Dividend for Q1 21 ($0.10/share) Deploy Cash on Balance Sheet while Maintaining Strong Liquidity Position Increased Dividend to $0.14/share for Q2 21 Actively Manage Portfolio Collapsed Legacy, Non-Strategic Portfolio Grow Earnings and Dividend (1) Robust New Originations ($815M in 2021) Amounts presented are as of May 3, 2021, unless otherwise stated; at CLNC share 1) Represents total committed capital related to both closed and in-execution deals 32021 Accomplishments & Priorities YTD 2021 Accomplishments 2021 Priorities Closed Internalization Transaction on April 30, 2021 Achieve Internalization Cost Savings Reinstated Quarterly Dividend for Q1 21 ($0.10/share) Deploy Cash on Balance Sheet while Maintaining Strong Liquidity Position Increased Dividend to $0.14/share for Q2 21 Actively Manage Portfolio Collapsed Legacy, Non-Strategic Portfolio Grow Earnings and Dividend (1) Robust New Originations ($815M in 2021) Amounts presented are as of May 3, 2021, unless otherwise stated; at CLNC share 1) Represents total committed capital related to both closed and in-execution deals 3

Internalization – Strategic Benefits

On April 30, 2021, CLNC completed an internalization of management and operating functions and termination of the management agreement with Colony Capital, Inc. The transaction is expected to enhance CLNC's positioning and produce meaningful results

Cost Savings through Reduction in Operating Expenses

Anticipates generating cost savings of approximately $14 to $16M per year, or $0.10 to $0.12/share

Management Continuity & Team Expertise

Continue to be led by CEO Michael Mazzei and COO Andrew Witt and seasoned senior management team

Further Aligns Management with Company and Stockholders

Internalized structure results in a transparent organizational model and dedicated employee base

Rebranding to Reflect the Company's Evolution

The Company expects to operate under a new name. Rebranding marks important milestone in becoming self-managed

ColonyCredit REAL ESTATE

4

Company Highlights

Leading internalized commercial real estate credit REIT with conservative balance sheet poised for growth

Stable & Growing Portfolio

of Primarily Senior Loans & Net Lease Assets

$4.1B
Total At-Share Assets

$1.0B
New Senior Loan Originations Since Q3'20[1]

83% of investments in senior loans or net lease assets[2]

Robust Liquidity

$443M
Total Liquidity[3]

$330M
Total Unrestricted Cash (or $2.48 per share)[3]

Ample liquidity to fund earnings growth and investment pipeline

Conservative Balance Sheet

1.1x
Net-Debt-to-Equity Ratio

$12.84
Undepreciated Book Value Per Share (**$8.83** current share price)[4]

Fully undrawn $300M revolver, $1.2B repurchase facility availability

Quarterly Dividend Growth

$0.14
Q2'21 Quarterly Dividend Per Share

40%
Increase from Q1'21

Covered by Adjusted Distributable Earnings

ColonyCredit REAL ESTATE

Amounts presented are as of March 31, 2021, unless otherwise stated; at CLNC share

1) Amounts presented reflect total committed capital and include both closed and in-execution deals as of May 3, 2021
2) Based on GAAP gross book value of investment portfolio as of March 31, 2021; excludes cash and other net assets
3) Total liquidity and unrestricted cash as of May 3, 2021. Total liquidity represents unrestricted cash plus availability under the corporate revolving credit facility
4) Represents CLNC closing share price as of May 3, 2021

5

Where Are We Now – Transitioned to Growth

CLNC has transitioned to offense after decisive actions to protect the balance sheet in response to COVID-19

Loan Portfolio Growth [1]



Subordinate Debt
Senior Loans
22%
78%
12%
88%
Q1'20
Q1'21
13% senior loan increase since Q1'20

Loan Portfolio Diversification [1]



As of 3/31/20
As of 3/31/21
25%
41%
30%
32%
45%
27%
Multifamily
Office
Hotel, Other / Mixed-use, Industrial & Retail
64% multifamily increase since Q1'20

Growing Portfolio

- **$4.1B** total at-share assets
- **$2.7B** loan portfolio (including **$2.4B** of senior loans)
- Increasing share of senior first mortgages and multifamily exposure

Reinstituted Dividend

- $0.10/share in Q1'21
- $0.14/share in Q2'21

Strong Liquidity

- **$443M** total liquidity, $330M unrestricted cash[2]
- Deploying capital with **$1.0B** in new originations since September 2020[3]

Conservative Leverage, Embedded Financing Capacity

- 1.1x net debt-to-equity
- Fully undrawn corporate revolver, master repurchase facilities / term facilities ($1.2B availability)[2]
- Limited recourse indebtedness

ColonyCredit REAL ESTATE

Amounts presented are as of March 31, 2021, unless otherwise stated; at CLNC share
1) Based on GAAP gross book value as of March 31, 2021; excludes cash and other net assets
2) As of May 3, 2021
3) Amounts presented reflect total committed capital and include both closed and in-execution deals as of May 3, 2021

6

Significant New Originations Activity Building quality earnings through the deployment of cash into first mortgages with a focus on multifamily and office in growing markets Convert Liquidity into New First Mortgage Collateral Diversification Loan Originations Office 17% • $330M cash on hand to fund new deals with predictable earnings • 8 others under contract for $261M of committed capital Multifamily 83% Powerful Originations Platform Producing Results (1) • $1.0B of new originations closed (1) New Originations with Predictable and Quality Earnings • Emphasis on lowering concentration risks; reduced average and maximum loan sizes Number of Loans 31 Total Committed Capital / Initial Funding $1.0B / $0.9B Team with Proven Credit Expertise • George Kok as Chief Credit Officer Average Loan Size (Committed Capital) $32M • 35 years of experience as proven leader and business builder in W.A. Initial Term / Extended Term 3 Years / 5 Years CRE finance and CMBS % Floating Rate 100% Amounts presented are as of May 3, 2021, unless otherwise stated; at CLNC share 1) Amounts presented include both closed and in-execution deals as of May 3, 2021 7Significant New Originations Activity Building quality earnings through the deployment of cash into first mortgages with a focus on multifamily and office in growing markets Convert Liquidity into New First Mortgage Collateral Diversification Loan Originations Office 17% • $330M cash on hand to fund new deals with predictable earnings • 8 others under contract for $261M of committed capital Multifamily 83% Powerful Originations Platform Producing Results (1) • $1.0B of new originations closed (1) New Originations with Predictable and Quality Earnings • Emphasis on lowering concentration risks; reduced average and maximum loan sizes Number of Loans 31 Total Committed Capital / Initial Funding $1.0B / $0.9B Team with Proven Credit Expertise • George Kok as Chief Credit Officer Average Loan Size (Committed Capital) $32M • 35 years of experience as proven leader and business builder in W.A. Initial Term / Extended Term 3 Years / 5 Years CRE finance and CMBS % Floating Rate 100% Amounts presented are as of May 3, 2021, unless otherwise stated; at CLNC share 1) Amounts presented include both closed and in-execution deals as of May 3, 2021 7

Lending Market Update The debt market remains open for quality loans and the macro landscape for debt is favorable with a clear path to economic recovery CRE Debt Market CLNC Investment Themes Economic recovery underway Middle market focus Volatility in treasuries and steepening yield $25 to $50 million average loan size curve favors floating rates 2 to 3-year initial term; up to 75% LTV Industrial, multifamily are preferred asset classes; select office and other niche Primarily multifamily and office within products such as self storage the U.S. Increased demand for high quality loans, No land or predevelopment loans tightening spreads 8Lending Market Update The debt market remains open for quality loans and the macro landscape for debt is favorable with a clear path to economic recovery CRE Debt Market CLNC Investment Themes Economic recovery underway Middle market focus Volatility in treasuries and steepening yield $25 to $50 million average loan size curve favors floating rates 2 to 3-year initial term; up to 75% LTV Industrial, multifamily are preferred asset classes; select office and other niche Primarily multifamily and office within products such as self storage the U.S. Increased demand for high quality loans, No land or predevelopment loans tightening spreads 8

Robust Investment Platform Rigorous underwriting and screening process for each investment Comprehensive Investment Capabilities Screen & Evaluation Process (Since September 2020) % of 45 dedicated professionals throughout the U.S. Investments Evaluated Total Investments Evaluated # of Investments / Face Value ($B) 100% Total loan requests reviewed: Deep relationships with borrowers and 2 $[X]bn intermediaries ~ ~7 73 30 0 / / ~ ~$ $3 35 5B B Real-time real estate market intelligence Total Investments Underwritten 23% ~ ~2 20 00 0 / / ~ ~$ $8 8B B Expertise in identifying, evaluating and structuring investments Total Closed & In-execution Ability to source investments across the 3% 31 / capital stack ~$1B Amounts presented are as of May 3, 2021 9Robust Investment Platform Rigorous underwriting and screening process for each investment Comprehensive Investment Capabilities Screen & Evaluation Process (Since September 2020) % of 45 dedicated professionals throughout the U.S. Investments Evaluated Total Investments Evaluated # of Investments / Face Value ($B) 100% Total loan requests reviewed: Deep relationships with borrowers and 2 $[X]bn intermediaries ~ ~7 73 30 0 / / ~ ~$ $3 35 5B B Real-time real estate market intelligence Total Investments Underwritten 23% ~ ~2 20 00 0 / / ~ ~$ $8 8B B Expertise in identifying, evaluating and structuring investments Total Closed & In-execution Ability to source investments across the 3% 31 / capital stack ~$1B Amounts presented are as of May 3, 2021 9

Portfolio Transition Substantially Complete

CLNC has transitioned its portfolio to floating rate first mortgages, while reducing exposure to the other investment types

Investment Type (%) (1)



Loan Portfolio (2)
NNN & Other RE
CRE Debt Securities (3)
4%
24%
72%
6%
13%
81%
3/31/20
3/31/21

Core Portfolio vs. Legacy, Non-Strategic Portfolio (1)



LNS
Core
19%
81%
100%
9/30/2019
3/31/2021

Increased Loan Exposure

- Lower risk profile, limited credit-loss risk
- Significant equity cushion to absorb potential losses in downside scenarios

Exited Legacy, Non-Strategic Portfolio

- Collapsed Legacy, Non-Strategic reporting segment in Q1'21

ColonyCredit REAL ESTATE

Amounts presented are as of March 31, 2021, unless otherwise stated; at CLNC share
1) Based on GAAP net book value as of March 31, 2021, excluding cash and other allocated assets and liabilities
2) Consists of senior and mezzanine loans and preferred equity
3) Includes PE interests

10

CLNC Is Reducing The Discount is trading at a $530 million discount, or $4 per share Trading Discount to Book Value Per Share Reducing the Discount Deploy Cash on ~$4/share or Balance Sheet ~$530M between Investment Portfolio Book Value (Investment-Level Only) current share price (3) $10.40 $12.84 and book value Repatriate Capital from Lower Return Investments Increase Exposure to $8.83 Senior Loans $5.41 Cash & Grow Earnings and Other Net Assets $2.44 Dividend (1) (2) 11/3/20 Share Price 5/3/21 Share Price 3/31/21 Book Value Amounts presented are as of March 31, 2021, unless otherwise stated; at CLNC share 1) Represents CLNC closing share price as of November 3, 2020; reference date based on 11 2) Represents CLNC closing share price as of May 3, 2021 3) Represents undepreciated book value as of March 31, 2021CLNC Is Reducing The Discount is trading at a $530 million discount, or $4 per share Trading Discount to Book Value Per Share Reducing the Discount Deploy Cash on ~$4/share or Balance Sheet ~$530M between Investment Portfolio Book Value (Investment-Level Only) current share price (3) $10.40 $12.84 and book value Repatriate Capital from Lower Return Investments Increase Exposure to $8.83 Senior Loans $5.41 Cash & Grow Earnings and Other Net Assets $2.44 Dividend (1) (2) 11/3/20 Share Price 5/3/21 Share Price 3/31/21 Book Value Amounts presented are as of March 31, 2021, unless otherwise stated; at CLNC share 1) Represents CLNC closing share price as of November 3, 2020; reference date based on 11 2) Represents CLNC closing share price as of May 3, 2021 3) Represents undepreciated book value as of March 31, 2021

Q1 Summary Results (1) ($ in millions, except where noted and per share data) Q1 21 Investment Type (%) GAAP Net Loss ($92.3) Per Share ($0.71) CRE Debt Securities 6% Distributable Earnings $13.8 Net Lease & Per Share $0.10 Other Real Estate 13% Adjusted Distributable Earnings $18.0 Per Share $0.14 Total Investment-Level Total At-Share Assets ($B) $4.1 Net Book Value $ Book Value (GAAP) ($B) $1.6 1.3B Per Share $11.98 Book Value (Undepreciated) ($B) $1.7 Per Share $12.84 Loan Portfolio 81% Dividend Per Share $0.10 Implied Coverage % (Adj. Distributable Earnings) 140% CECL Reserve $41.7 Per Share $0.31 Amounts presented are as of March 31, 2021, unless otherwise stated; at CLNC share 1) Based on GAAP net book value as of March 31, 2021; excludes cash and other net assets 12Q1 Summary Results (1) ($ in millions, except where noted and per share data) Q1 21 Investment Type (%) GAAP Net Loss ($92.3) Per Share ($0.71) CRE Debt Securities 6% Distributable Earnings $13.8 Net Lease & Per Share $0.10 Other Real Estate 13% Adjusted Distributable Earnings $18.0 Per Share $0.14 Total Investment-Level Total At-Share Assets ($B) $4.1 Net Book Value $ Book Value (GAAP) ($B) $1.6 1.3B Per Share $11.98 Book Value (Undepreciated) ($B) $1.7 Per Share $12.84 Loan Portfolio 81% Dividend Per Share $0.10 Implied Coverage % (Adj. Distributable Earnings) 140% CECL Reserve $41.7 Per Share $0.31 Amounts presented are as of March 31, 2021, unless otherwise stated; at CLNC share 1) Based on GAAP net book value as of March 31, 2021; excludes cash and other net assets 12

Q1 Portfolio Detail Total loan portfolio increased 17% from $2.3 billion at year-end 2020 to $2.7 billion as a result of new senior loan originations in Q1 (1) Loan Portfolio Real Estate Portfolio NNN Other RE Total Number of Investments 9 3 Total Number of Investments 64 Carrying Value $2.7B Carrying Value $503M $196M Total Property Count / 16 / 13 / Average Investment Size $43M Rentable Square Feet 3.1M 1.3M W.A. % Leased / 100% 88% W.A. Extended Term (Years) 3.4 Remaining Lease Term (Years) / 9.5 / 3.9 W.A. Unlevered Yield 5.3% CRE Debt Securities W.A. Loan-to-Value Total Number of Investments 10 69% (Senior Loans Only) W.A. Risk Ranking 3.6 Carrying Value $79M Amounts presented are as of March 31, 2021, unless otherwise stated; at CLNC share 1) W.A. % leased and remaining lease term excludes hotel property type 13Q1 Portfolio Detail Total loan portfolio increased 17% from $2.3 billion at year-end 2020 to $2.7 billion as a result of new senior loan originations in Q1 (1) Loan Portfolio Real Estate Portfolio NNN Other RE Total Number of Investments 9 3 Total Number of Investments 64 Carrying Value $2.7B Carrying Value $503M $196M Total Property Count / 16 / 13 / Average Investment Size $43M Rentable Square Feet 3.1M 1.3M W.A. % Leased / 100% 88% W.A. Extended Term (Years) 3.4 Remaining Lease Term (Years) / 9.5 / 3.9 W.A. Unlevered Yield 5.3% CRE Debt Securities W.A. Loan-to-Value Total Number of Investments 10 69% (Senior Loans Only) W.A. Risk Ranking 3.6 Carrying Value $79M Amounts presented are as of March 31, 2021, unless otherwise stated; at CLNC share 1) W.A. % leased and remaining lease term excludes hotel property type 13

Prudent Capital Structure Positioned for Growth

Current capital structure provides flexibility and support to drive growth and return on equity

Capital Structure



5%
42%
53%
Total Capitalization
$3.8B
Stockholders' Equity
Non-Recourse Debt
Recourse Debt

Access to Diverse and Efficient Financing Sources

- Robust liquidity: $443M of total liquidity, $330M of unrestricted cash[1]
- Moderate leverage ratios and limited recourse debt exposure
- Embedded financing capacity within existing structure and access to additional financing sources
  - ☑ Fully undrawn $300M corporate revolver[1]
  - ☑ Master repurchase facilities / term facilities ($1.2B availability)[1]
  - ☑ Mortgage debt
  - ☑ Capital markets securitizations
  - ☑ Public capital markets

ColonyCredit REAL ESTATE

Amounts presented are as of March 31, 2021, unless otherwise stated; at CLNC share
1) As of May 3, 2021

14

Investment Opportunity Internalized structure and strong balance sheet positions the Company on a path towards substantial earnings growth and shareholder value creation Positioned for Growth A Simple Game Plan Stable and Recurring Earnings • Internalized, transparent organizational model • Deploy cash on balance sheet into new • Realize internalization related cost savings with dedicated employee base of 45 senior loans • Build current and predictable earnings professionals • Repatriate proceeds from lower yielding • Grow dividend • Liquidity position of $443M assets and redeploy the capital • Close valuation discount between current • Experienced team in-place to capitalize on • Build earnings and grow dividends share price and underlying book value growth opportunities • $1.0B of new originations closed or under contract since Q3 20 Amounts presented are as of May 3, 2021 15Investment Opportunity Internalized structure and strong balance sheet positions the Company on a path towards substantial earnings growth and shareholder value creation Positioned for Growth A Simple Game Plan Stable and Recurring Earnings • Internalized, transparent organizational model • Deploy cash on balance sheet into new • Realize internalization related cost savings with dedicated employee base of 45 senior loans • Build current and predictable earnings professionals • Repatriate proceeds from lower yielding • Grow dividend • Liquidity position of $443M assets and redeploy the capital • Close valuation discount between current • Experienced team in-place to capitalize on • Build earnings and grow dividends share price and underlying book value growth opportunities • $1.0B of new originations closed or under contract since Q3 20 Amounts presented are as of May 3, 2021 15

Company Information

Colony Credit Real Estate (NYSE: CLNC) is one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. Colony Credit Real Estate is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.clncredit.com.

Shareholder information

Headquarters:
New York
590 Madison Avenue
33rd Floor
New York, NY 10022

Stock & Transfer Agent:
American Stock & Transfer
Trust Company (AST)
866-751-6317
help@astfinancial.com

Company Website:
www.clncredit.com

NYSE Ticker:
CLNC

Press & Media:
Owen Blicksilver P.R., Inc.
Caroline Luz
203-656-2829
caroline@blicksilverpr.com

Investor Relations:
ADDO Investor Relations
Lasse Glassen
310-829-5400
lglassen@addoir.com

Analyst Coverage:
Raymond James
Stephen Laws
901-579-4868

B. Riley
Matt Howlett
917-538-4762

BTIG
Timothy Hayes
212-738-6199

ColonyCredit REAL ESTATE

16

APPENDIXAPPENDIX

Important Note Regarding Non-GAAP Financial Measures and Definitions We present Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with U.S. GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we are required to distribute substantially all of our taxable income and we believe that dividends are one of the principal reasons investors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and U.S. GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. For information on the fees we paid the M ncial statements included in Form 10-Q to be filed with the U.S. Securities and Exchange We define Distributable Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the c excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) CECL reserves determined by probability of default / loss given default (or zed gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in U.S. GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings. For clauses (ix) and (x), such exclusions shall only be applied after approval by a majority of our independent directors. Distributable Earnings include provision for loan losses when realized. Loan losses are realized when such amounts are deemed nonrecoverable at the time the loan is repaid, or if the underlying asset is sold following foreclosure, or if we determine that it is probable that all amounts due will not be collected; realized loan losses to be included in Distributable Earnings is the difference between the cash received, or expected to be received, and the book value of the asset. Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. The Company calculates Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). ormation, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-b economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Compan financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, a companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as- is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis. We present risk rankings, which is a supplemental financial disclosure, for loans and preferred equity investments. In addition to reviewing loans and preferred equity for impairments on a quarterly basis, the Company evaluates loans and preferred equity to determine if an allowance for loan loss should be established. In conjunction with this review, the Company assesses the risk factors of each loan and preferred equity investment and assigns a risk rating based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, the from less risk to greater risk. At the time of origination or purchase, loa forward. 18Important Note Regarding Non-GAAP Financial Measures and Definitions We present Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with U.S. GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we are required to distribute substantially all of our taxable income and we believe that dividends are one of the principal reasons investors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and U.S. GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. For information on the fees we paid the M ncial statements included in Form 10-Q to be filed with the U.S. Securities and Exchange We define Distributable Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the c excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) CECL reserves determined by probability of default / loss given default (or zed gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in U.S. GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings. For clauses (ix) and (x), such exclusions shall only be applied after approval by a majority of our independent directors. Distributable Earnings include provision for loan losses when realized. Loan losses are realized when such amounts are deemed nonrecoverable at the time the loan is repaid, or if the underlying asset is sold following foreclosure, or if we determine that it is probable that all amounts due will not be collected; realized loan losses to be included in Distributable Earnings is the difference between the cash received, or expected to be received, and the book value of the asset. Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. The Company calculates Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). ormation, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-b economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Compan financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, a companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as- is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis. We present risk rankings, which is a supplemental financial disclosure, for loans and preferred equity investments. In addition to reviewing loans and preferred equity for impairments on a quarterly basis, the Company evaluates loans and preferred equity to determine if an allowance for loan loss should be established. In conjunction with this review, the Company assesses the risk factors of each loan and preferred equity investment and assigns a risk rating based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, the from less risk to greater risk. At the time of origination or purchase, loa forward. 18

Consolidated Balance Sheet $ in thousands, except share data; as of March 31, 2021, unless otherwise stated 19Consolidated Balance Sheet $ in thousands, except share data; as of March 31, 2021, unless otherwise stated 19

Consolidated Statements of Operations In thousands, except per share data; as of March 31, 2021, unless otherwise stated; Unaudited 20Consolidated Statements of Operations In thousands, except per share data; as of March 31, 2021, unless otherwise stated; Unaudited 20

Reconciliation of GAAP to Non-GAAP Financial Information Reconciliation of Consolidated Balance Sheet to at CLNC Share Balance Sheet In thousands, except per share data; as of March 31, 2021, unless otherwise stated; Unaudited 1) Represents interests in assets held by third party partners 21 2) Represents the proportionate share attributed 3) Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposesReconciliation of GAAP to Non-GAAP Financial Information Reconciliation of Consolidated Balance Sheet to at CLNC Share Balance Sheet In thousands, except per share data; as of March 31, 2021, unless otherwise stated; Unaudited 1) Represents interests in assets held by third party partners 21 2) Represents the proportionate share attributed 3) Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes

Reconciliation of GAAP Net Book Value to Undepreciated Book Value In thousands, except per share data; as of March 31, 2021, unless otherwise stated; Unaudited 1) Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities 22Reconciliation of GAAP Net Book Value to Undepreciated Book Value In thousands, except per share data; as of March 31, 2021, unless otherwise stated; Unaudited 1) Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities 22

Reconciliation of GAAP Net Loss to Distributable Earnings Reconciliation of Distributable Earnings to Adjusted Distributable Earnings In thousands, except per share data; as of March 31, 2021, unless otherwise stated; Unaudited 1) The Company calculates Distributable Earnings and Adjusted Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by 23 members other than the Company or its subsidiaries). For the three months ended 3/31/21, the weighted average number of common shares and OP units was approximately 132.9 million; includes 3.1 million of OP units 2) Adjusted Distributable Earnings excludes realized gains and losses on sales and fair value adjustmentsReconciliation of GAAP Net Loss to Distributable Earnings Reconciliation of Distributable Earnings to Adjusted Distributable Earnings In thousands, except per share data; as of March 31, 2021, unless otherwise stated; Unaudited 1) The Company calculates Distributable Earnings and Adjusted Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by 23 members other than the Company or its subsidiaries). For the three months ended 3/31/21, the weighted average number of common shares and OP units was approximately 132.9 million; includes 3.1 million of OP units 2) Adjusted Distributable Earnings excludes realized gains and losses on sales and fair value adjustments

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